EXHIBIT p

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jamie Ohl, President and Chief Executive Officer, Individual Solutions Division of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Jamie Ohl
Jamie Ohl
President and Chief Executive Officer, Individual Solutions Division

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Matt Keppler, a Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November 2022.

/s/ Matt Keppler
Matt Keppler
Chief Financial Officer, Executive Vice President, and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Christopher S. Fleming, a Director and Chief Operating Officer, Individual Solutions of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Christopher S. Fleming
Christopher S. Fleming
Director and Chief Operating Officer, Individual Solutions

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Bonnie T. Gerst, Director and Chairman of the Board, of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Bonnie T. Gerst
Bonnie T. Gerst
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Zachary Harris, a Director, Chief Operating Officer, Workplace Solutions Division and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Zachary Harris
Zachary Harris
Director, Chief Operating Officer, Workplace Solutions Division and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Andrew S. Williams, a Director, Assistant Secretary, General Counsel and Senior Vice President of Transamerica Life Insurance Company of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March 2023.

/s/ Andrew S. Williams
Andrew S. Williams
Director, Assistant Secretary, General Counsel and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne C. Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Anne C. Kronenberg
Anne C. Kronenberg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy E. Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ Wendy E. Cooper
Wendy E. Cooper
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of September 2022.

/s/ June Yuson
June Yuson
Director